                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                Media Logic, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               MEDIA LOGIC, INC.

                                                                  August 6, 1998

Dear Stockholder,

    You are cordially invited to attend the 1998 Special Meeting in Lieu of Annual Meeting of Stockholders of Media Logic, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, September 10, 1998 at the Holiday Inn located at 31 Hampshire Street, Mansfield, Massachusetts.

    At the Special Meeting in Lieu of Annual Meeting, one person will be elected to the Board of Directors. In addition, the Company will ask the Stockholders to approve an amendment to the Company's Restated Articles of Organization to increase the number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares, as well as to approve the adoption of the Media Logic, Inc. 1998 Employee, Director and Consultant Stock Option Plan (the "1998 Plan") and the reservation of 2,000,000 shares of Common Stock for options which may be granted under the 1998 Plan, and to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting in Lieu of Annual Meeting.

    We hope you will be able to attend the Special Meeting in Lieu of Annual Meeting. Whether you plan to attend the Special Meeting in Lieu of Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting in Lieu of Annual Meeting.

                                          Sincerely,
                                          Gregory Scorziello
                                          President and Chief Executive Officer
                                          Media Logic, Inc.

                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                               MEDIA LOGIC, INC.

                                   NOTICE OF
           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 10, 1998

To the Stockholders of Media Logic, Inc.

    NOTICE IS HEREBY GIVEN that the Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") of Media Logic, Inc. (the "Company") will be held at the Holiday Inn located at 31 Hampshire Street, Mansfield, Massachusetts, on Thursday, September 10, 1998, at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To elect one Class III director of the Company, to hold office for a three-year term.

    2. To consider and act upon a proposal to approve an amendment to the Company's Restated Articles of Organization to increase the number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares.

    3. To consider and act upon a proposal to approve the adoption of the Media Logic, Inc. 1998 Employee, Director and Consultant Stock Option Plan (the "1998 Plan") and the reservation of 2,000,000 shares of Common Stock for stock options which may be granted under the 1998 Plan.

    4. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof, including but not limited to the adjournment of the Meeting for purposes of soliciting additional proxies to achieve a quorum or to obtain an affirmative vote on a proposal.

    Stockholders of record at the close of business on July 20, 1998, are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                                          BY ORDER OF THE BOARD OF

                                          DIRECTORS

                                          John T. Loughran

                                          CLERK

                                          Plainville, Massachusetts

August 6, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                               MEDIA LOGIC, INC.

                                310 SOUTH STREET
                        PLAINVILLE, MASSACHUSETTS 02762

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MEDIA LOGIC, INC. (the "Company") of proxies for use at the Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") to be held on September 10, 1998, and at any adjourned session thereof. This proxy statement was first mailed to stockholders on or about August 6, 1998.

    All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitations. Additional solicitation of holders of Common Stock by mail, telephone, telegraph or by personal solicitation will be made by The Altman Group, Inc., at an anticipated cost to the Company of approximately $7,500 plus out-of-pocket expenses.

    The close of business on July 20, 1998 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 13,333,409 shares of common stock of the Company, par value $.01 per share (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote for each share owned on the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

    Any proxy may be revoked at any time before it is voted by written notice, received by the Clerk of the Company at least 24 hours prior to the Meeting; but if not so revoked, the shares represented by such proxy will be voted. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted FOR the nominee for director, FOR items 2, 3 and 4 above and in the discretion of the proxy holders on any adjournments of the Meeting or with respect to any other proposals which may properly come before the Meeting. Broker non-votes and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve proposal 2 to amend the Company's Restated Articles of Organization to increase the number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares. Abstentions and broker non-votes count as votes against this proposal. The affirmative vote of a majority of the total number of shares voted either for or against each proposal at the Meeting is required to approve each other proposal, except for the election of directors, which requires a plurality of the shares voted. With respect to the tabulation of votes on any matter except for proposal 2, abstentions and non-votes have no effect on the vote.

    Any decision to adjourn the meeting would be made by a vote of the holders of shares of the Company's Common Stock present in person or by proxy at the Meeting. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote in favor of adjournment if a quorum is not present. If a quorum is present, but insufficient votes have been cast in favor of a proposal to approve it, proxies will be voted in favor of adjournment only if the Board of Directors determines that adjournment and the additional solicitation of proxies is reasonable and in the best interests of stockholders. In making this determination the Board would consider the nature of the proposal; the votes already cast as a percentage of the vote required; the percentage of negative votes cast; and the nature of any further solicitation that might be made.

    The Board of Directors does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the notice of Meeting (the "Notice") and the possible adjournment of the Meeting for purposes of soliciting additional proxies to achieve a quorum or to obtain an affirmative vote on a proposal. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgement.

    This Proxy Statement and the accompanying proxy are being mailed on or about August 6, 1998 to all stockholders entitled to notice of and to vote at the Meeting.

    The Annual Report to Stockholders for the fiscal year ended March 31, 1998 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

    The following table sets forth certain information as of July 20, 1998 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table hereof, and all current directors and executive officers as a group.

                                                                        SHARES
                                                                 BENEFICIALLY OWNED(1)
                                                                 ---------------------
NAME AND ADDRESS**                                                NUMBER       PERCENT
------------------------------------------------------------     ---------     -------
Imprimis SB L.P. ...........................................     2,466,668(2)   16.8%
  411 West Putnam Avenue, Suite 125,
  Greenwich, CT 06830

Internacional Perifericos y Memorias, S.A. .................     1,666,668(3)   11.8%
  Gral, Mitre 93,
  08022 Barcelona, Spain

Adar Equities LLC...........................................     1,650,000(4)   11.0%
  1276 50th Street,
  Brooklyn, NY 11219

Advent International Group..................................     1,502,368(5)   10.7%
  c/o Advent International Corporation
  75 State St., 29th Floor, Boston, MA 02109

Wexford Spectrum Investors LLC..............................     1,233,332(8)    8.8%
  411 West Putnam Avenue, Suite 125,
  Greenwich, CT 06830

Raymond W. Leclerc..........................................     1,193,300(7)    8.9%
  c/o Media Logic, Inc.
  310 South Street, Plainville, MA 02762

Michael Salter..............................................     1,201,732(8)    8.6%
  c/o Media Logic, Inc.
  310 South Street, Plainville, MA 02762

Gregory Scorziello..........................................       227,221(9)    1.7%

Michael R. Bruce............................................        25,000(10)     *

All executive officers and directors as a group
  (7 persons)...............................................     2,647,253(11)  18.7%

------------------------

* Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1) The number of shares of Common Stock issued and outstanding on July 20, 1998 was 13,333,409. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at July 20, 1998, plus shares of Common Stock subject to options held by such person at July 20, 1998 and exercisable within 60 days thereafter, and shares of Common Stock issuable upon the exercise of currently exercisable warrants issued in the Company's recent financings. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Includes 1,333,334 shares issuable upon exercise of warrants to purchase Common Stock.

(3) Includes 833,334 shares issuable upon exercise of warrants to purchase Common Stock.

(4) Consists of 1,650,000 shares issuable upon exercise of warrants to purchase Common Stock.

(5) Consists of ownership by the following venture capital funds managed by Advent International Corporation: 1,262,368 shares, including 410,870 shares issuable upon the exercise of outstanding warrants, owned by Digital Media & Communications Limited Partnership and 240,000 shares issuable upon the exercise of outstanding warrants owned by ACFS Limited Partnership. In its capacity as manager of these funds, Advent International Corporation exercises sole voting and investment power with respect to all shares held by these funds.

(6) Includes 666,666 shares issuable upon exercise of warrants to purchase Common Stock.

(7) Includes 25,000 shares issuable upon exercise of options to purchase Common Stock.

(8) Includes 548,889 shares issuable upon exercise of warrants to purchase Common Stock and 20,454 shares issuable upon exercise of options to purchase Common Stock.

(9) Includes 27,778 shares issuable upon exercise of warrants to purchase Common Stock and 166,665 shares issuable upon exercise of options to purchase Common Stock.

(10) Consists of 25,000 shares issuable upon exercise of options to purchase Common Stock.

(11) Includes 576,667 shares issuable upon exercise of warrants to purchase Common Stock and 237,119 shares issuable upon exercise of options to purchase Common Stock. See footnotes (7), (8), (9) and (10).

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

    Section 50A of Chapter 156B of the Massachusetts General Laws provides for a Board of Directors of such number as is fixed by the Directors, and which is divided into three classes serving three-year terms. The Board of Directors has fixed the number of Directors at seven (7). At the Meeting, the term of the sole Class III member, Raymond W. Leclerc, expires. Francis S. Wyman, a former Class III Director, resigned his directorship effective as of July 22, 1998. His vacant seat may be filled by a majority vote of the remaining Directors.. Mr. Leclerc is the only nominee for election as a Class III Director for a term to expire at the 2001 Annual Meeting of Stockholders.

    Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Mr. Leclerc to be a director of the Company until the 2001 Annual Meeting of the Stockholders and until his successor is elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting in person and by proxy is required for the election of Mr. Leclerc.

    The member of Class I, with a term expiring at the 1999 Annual Meeting of Stockholders, is Gregory Scorziello. Mr. Scorziello was elected in March 1998 by a majority of the Directors then in office to fill the vacancy created by the resignation of F. Michael Hruby, for a term expiring in 1999. Joseph L. Mitchell, a former Class I Director, resigned his directorship effective as of July 22, 1998. Mr. Mitchell's vacant seat, as well as the other Class I vacant seat, may be filled by a majority vote of the remaining Directors. The members of Class II, with a term expiring at the 2000 Annual Meeting of Stockholders, are Michael G. Salter and Michael R. Bruce. Mr. Bruce was elected in June 1998 by a majority of the Directors then in office to fill the vacancy created by the resignation of Harold B. Shukovsky, for a term expiring in 2000.

    The following table sets forth, with respect to the current members of the Board of Directors and management of the Company, (i) the name, age and length of service as a director or executive officer, (ii) the principal occupation and business experience of such person for at least the past five years, and (iii) the names of certain other companies of which such person currently serves as a director or executive officer.

                                                                    POSITION AND OFFICES WITH THE COMPANY
NAME                                         AGE            AND OTHER BUSINESS EXPERIENCE DURING LAST FIVE YEARS
---------------------------------------      ---      -----------------------------------------------------------------
Raymond W. Leclerc.....................          72   Mr. Leclerc was elected a Director in October 1995. He is the founder of Ray Plastic, Inc. (1950) and Mylec, Inc. (1970). He
                                                      was President and Chief Executive Officer for both firms from inception until his retirement in 1989. He continues as a
                                                      director in both companies.

Michael G. Salter......................          61   Mr. Salter was elected a Director in June 1997. He most recently served as Vice President/General Manager, Asia Pacific of EMC
                                                      Corporation and President of EMC Japan. He is currently acting as a consultant to companies in the data storage industry.

Gregory Scorziello.....................          37   Mr. Scorziello was appointed a Director in March 1998. He was appointed President and Chief Executive Oficer of the Company in
                                                      April 1998. Mr. Scorziello was Senior Vice President of Worldwide
                                                      Operations for Storage Computer from 1997 to February 1998 and prior to that was Storage Computer's Vice President of
                                                      International Distribution from 1996 to 1997. From 1984 to 1995,
                                                      Mr. Scorziello was employed by EMC Corporation, most recently as
                                                      International Regional Distribution Manager.

                                                                    POSITION AND OFFICES WITH THE COMPANY
NAME                                         AGE            AND OTHER BUSINESS EXPERIENCE DURING LAST FIVE YEARS
---------------------------------------      ---      -----------------------------------------------------------------
Michael R. Bruce.......................          60   Mr. Bruce was appointed a Director in June 1998. Mr. Bruce has been associated with Dataman Software, Inc., a consulting
                                                      business specializing in the storage and high technology
                                                      industries, since 1993. Mr. Bruce also serves as a director of
                                                      AlphaNet Solutions, a publicly traded company, and DXI
                                                      Incorporated, a private corporation.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the fiscal year ended March 31, 1998 ("Fiscal Year 1998"), the Board held five (5) meetings. During Fiscal Year 1998, each incumbent director attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees on which the individual director served.

    The Audit Committee presently is composed of two directors: Michael G. Salter and Michael R. Bruce. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. The Audit Committee, which in Fiscal Year 1998 consisted of Francis S Wyman and Harold B. Shukovsky, met one (1) time during Fiscal Year 1998.

    The Compensation Committee presently is composed of two directors: Michael
G. Salter and Raymond W. Leclerc. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's stock option plans, and general review of the Company's employee compensation policies. None of the members of the Compensation Committee has been an employee of the Company at any time and none has any relationship with either the Company or the Company's officers requiring disclosure under applicable regulations of the Securities and Exchange Commission. During Fiscal Year 1998, the Compensation Committee, which in Fiscal Year 1998 consisted of Joseph L. Mitchell, Francis S. Wyman, Raymond W. Leclerc and Harold B. Shukovsky, did not meet.

    The Company did not have a Nominating Committee during Fiscal Year 1998, but on June 11, 1998, a Nominating Committee was appointed by the Board of Directors. The Nominating Committee presently is composed of three directors:
Raymond W. Leclerc, Michael G. Salter and Michael R. Bruce. The Nominating Committee is responsible for receiving and recommending to the Board of Directors the nominees for persons to serve as directors of the Company. The Nominating Committee will not consider nominees recommended by stockholders of the Company.

EXECUTIVE OFFICERS

    The names of, and certain information regarding, the executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

NAME                                         AGE                        POSITION
---------------------------------------      ---      ---------------------------------------------
Paul Foskett...........................          36   Vice President of International Sales

Steven Hodge...........................          45   Vice President of Marketing

James Nolan............................          43   Vice President of Engineering

    Mr. Foskett has served as the Company's Vice President of International Sales since April 1998. Prior to that he was Vice President of Storage Computer for Western Europe from 1997, Sales Director of

Sunderson Electrons Group from 1996 to 1997 and Worldwide Sales Director and Sales Manager at EAME from 1994 to 1995 and 1992 to 1994, respectively.

    Mr. Hodge has served as the Company's Vice President of Marketing since April 1998. Prior to that he was a Senior Account Manager for Storage Computer, U.K., from 1997 to 1998, and Sales and Marketing Manager for Bluepoint Business Systems, U.K., from 1992 to 1997.

    Mr. Nolan has served as the Company's Vice President of Engineering since April 1998. Prior to that he was Vice President of Engineering for Storage Computer from 1997 to 1998 and for Electronic Retail Systems International from 1993 to 1997.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid to or earned by the following individuals for services rendered to the Company in all capacities during the Company's last three fiscal years: (i) the Chief Executive Officer of the Company (the "CEO") as of March 31, 1998, (ii) the former CEO of the Company and (iii) each of the most highly compensated executive officers of the Company (other than the CEO) as of March 31, 1998 (including several former officers) whose salary and bonus earned during fiscal 1998 exceeded $100,000 (all of these current and former officers are referred to herein collectively as the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                    SECURITIES
                                                                                    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                                    YEAR     SALARY($)   OPTIONS (#)   COMPENSATIONS($)(1)
-----------------------------------------------------------  ---------  ---------  -------------  -------------------
Gregory Scorziello(2)......................................       1998     11,442            0                 0
  Chief Executive Officer and President

William E. Davis (3).......................................       1998    200,000            0           105,281
  Former Chief Executive Officer and President                    1997    200,000            0             4,632
                                                                  1996    194,100       42,000             5,225

Paul M. O'Brien(4).........................................       1998    120,000            0             3,181
  Former Vice President and Chief Financial Officer               1997    120,000            0             4,500
                                                                  1996    128,413       27,000             3,809

B. Edward Fitzgibbons(5)...................................       1998    126,560            0             1,883
  Former Vice President of Sales                                  1997    128,654            0             4,473
                                                                  1996    116,827       16,000             2,388

------------------------

(1) Represents the Company's matching contributions under the Company's 401(k) Plan for Fiscal Years 1998, 1997, and 1996, and, with regard to Mr. Davis, includes severance payments payable in fiscal 1999 (See footnote (3) below.).

(2) Mr. Scorziello joined the Company on February 26, 1998 as acting Chief Executive Officer and President and assumed the positions of Chief Executive Officer and President on April 1, 1998. Mr. Scorziello became a member of the Board of Directors of the Company on March 12, 1998.

(3) Consists of $5,281 in the Company's matching contribution under the Company's 401(k) plan for Fiscal Year 1998 and $100,000 in severance payments. Mr. Davis resigned from his positions with the Company, including his seat on the Board of Directors of the Company, on March 31, 1998. The Company entered into a separation agreement with Mr. Davis, dated February 20, 1998, under which the Company agreed to pay Mr. Davis an aggregate amount equal to six months of his current salary ($100,000), payable in nine equal monthly installments commencing in April 1998 and ending in December 1998. The Company also has agreed to provide Mr. Davis with continued health insurance coverage during the nine month severance period.

(4) Mr. O'Brien resigned from his positions with the Company on March 31, 1998.

(5) Mr. Fitzgibbons left his position with the Company on March 23, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

    There were no option grants to the Named Executive Officers in Fiscal Year 1998.

FISCAL YEAR END OPTION VALUES

    The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers as of March 31, 1998 and the values of "in-the-money" options, which value represents the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock. There were no option exercises by any of the Named Executive Officers in Fiscal 1998.

                                            NUMBERS OF SECURITIES
                                                 UNDERLYING            VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS       IN-THE MONEY OPTIONS
                                                AT 3/31/98(#)             AT 3/31/98($)
NAME                                       EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(1)
-----------------------------------------  -----------------------  --------------------------
Gregory Scorziello.......................                0/0                       0/0
William E. Davis.........................          178,000/0                       0/0
Paul M. O'Brien..........................          133,000/0                  87,500/0
B. Edward Fitzgibbons....................           10,607/0                       0/0

------------------------

(1) Value is based on the closing sale price of the Common Stock as of March 31, 1998 ($1.25) minus the exercise price.

                        EXECUTIVE EMPLOYMENT AGREEMENTS

    The Company entered into an employment agreement with Gregory Scorziello pursuant to which the Company agreed to employ Mr. Scorziello as President and Chief Executive Officer effective April 1, 1998. Mr. Scorziello will receive a base salary at an annual rate of $175,000 which will be reviewable by the Board of Directors annually. Additionally, Mr. Scorziello will receive options to purchase an aggregate of 1,000,000 shares of Common Stock out of the Company's 1998 Plan (as defined below), which will be exercisable for a period of ten years and vest, as to 300,000 shares at an exercise price of $1.00 per share in nine equal monthly installments starting from May 1, 1998, and as to the remaining 700,000 shares, on March 31, 2005, or earlier as to the following increments of shares if and when the Company's publicly-traded stock price reaches or exceeds the following levels, on the basis of the average of the closing prices for any period of 20 consecutive trading days: (i) 300,000 shares when the market price equals or exceeds $2.50 per share; (ii) 300,000 shares when the market price equals or exceeds $5.00 per share; and (iii) 100,000 shares when the market price equals or exceeds $7.50 per share. In the event the Company is sold in its entirety, all of the remaining non-vested options will vest upon the closing of such sale. No bonus was paid to Mr. Scorziello in Fiscal Year 1998.

    Pursuant to the terms of the employment agreement, if the Company terminates Mr. Scorziello's employment other than for "cause" more than 90 days after his commencement date, then he will receive an amount equal to his 1998 annualized salary (I.E., $175,000), payable in twelve consecutive equal monthly installments, subject to normal withholdings at the times normal payroll is paid. If Mr. Scorziello voluntarily terminates his employment or is terminated for "cause" (as defined in Mr. Scorziello's employment agreement) at any time, no severance payments will be payable to him.

    The Company is a party to a severance agreement with Mr. William Davis, the former Chief Executive Officer and President of the Company, which is described in footnote (3) to the Summary Compensation Table.

                             DIRECTOR COMPENSATION

    Directors are eligible to participate in the 1991 Plan and the 1998 Plan (together, the "Plans"). The Plans provide for (i) an initial grant upon the election of a Non-Employee Director to the Board of Directors, and subsequent grants upon reelection, of a Non-Qualified Option to purchase the number of shares of Common Stock determined by dividing $25,000 by the fair market price of the Common Stock on the date of grant, or (ii) a Non-Qualified Option to purchase a pro-rata number of shares if such director is elected or reelected to serve less than a three year term. Under the 1991 Plan, any Non-Employee Director appointed by the Board of Directors would receive on the date of the next Annual Stockholders' Meeting of the Company a Non-Qualified Option to purchase a pro rata number of shares based upon the number of years (including fractions thereof), if any, from the date of appointment until such Non-Employee Director would stand for re-election to the Board of Directors. Under the 1998 Plan, an initial grant to an appointed Non-Employee Director would be given on the date of appointment rather than on the date of the next Annual Stockholders' Meeting. Options granted under the Plans vest immediately on the date of grant. Options to purchase 12,866 shares were granted under this formula during Fiscal Year 1998 to Michael Salter. In addition, options to purchase 6,588 shares were granted to Mr. Salter during Fiscal Year 1998 outside of the formula. No options were granted during Fiscal Year 1998 to any Named Executive Officers serving on the Board.

    In Fiscal Year 1998, the Company paid non-employee directors $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of Board Committees. On July 21, 1998, The Board voted to suspend such payments beginning with the next Board or Committee meeting. The Board may resume such payments in the future at its discretion and may consider retroactive payment of the suspended fees.

    Mr. Bruce serves as a consultant to the Company in addition to his responsibilities as a Director. As consideration for his consulting services, the Company granted Mr. Bruce an option to purchase 75,000 shares of Common Stock, at an exercise price of $1.00 per share, vesting in three equal annual installments beginning on June 1, 1999, and will pay him an annual fee of $8,400 plus expenses. Mr. Salter also serves as a consultant to the Company in addition to his responsibilities as Chairman of the Board of Directors. As consideration for his consulting services, the Company, under the previous Chief Executive Officer, entered into an agreement with Mr. Salter whereby Mr. Salter would receive 2,500 shares of Common Stock per month. Mr. Salter received 20,000 shares of Common Stock under this arrangement in Fiscal Year 1998 and 10,000 shares of Common Stock in Fiscal 1999. In July 1998, the Board of Directors of the Company agreed that this arrangement would be canceled by and pursuant to a new arrangement with Mr. Salter under which Mr. Salter would receive, in consideration of his further consulting services, 70,000 shares of Common Stock, subject to the Company's right to repurchase such shares at par value per share if Mr. Salter does not continue his consulting services. Mr. Salter's rights in these shares vest, such that the Company's repurchase rights are terminated with respect to a particular number of shares, according to the following schedule:
20,000 shares on October 1, 1998, 25,000 shares on January 1, 1999 and 25,000 shares on April 1, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of reports furnished to the Company or written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed pursuant to Section 16 of the Securities Exchange Act of 1934 were filed timely by the Company's directors, executive officers and ten percent holders during Fiscal Year 1998, except that one report on a Form 5 was inadvertently not filed with regard to two option grants to Michael G. Salter, a Director of the Company, and one report on Form 4 was inadvertently not filed by Mr. Salter with regard to his purchase of 20,000 shares of the Company's Common Stock in the open market on February 26, 1998. The appropriate filings for Mr. Salter have been made.

                              CERTAIN TRANSACTIONS

    The Company leases its main facility in Plainville, Massachusetts, from D&K Realty Trust (the "Trust"). Klaus J. Peter and David R. Lennox, both former officers and directors of the Company, are the beneficial owners of the Trust. In April 1993, the Company entered into a revised lease with the Trust for a term of fifteen (15) years and renewable for fifteen (15) years on the same terms. In 1992 the Company had an independent appraisal of the premises and, based on such appraisal, the Company believes that the rental per square foot is comparable to that of other facilities in the area and is reasonable and fair. Lease payments by the Company to the Trust in Fiscal Year 1998 totaled approximately $83,400 and in the fiscal years ended March 31, 1997 and March 31, 1996 totaled approximately $83,400 per year.

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE VOTES CAST AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING IS REQUIRED TO ELECT THE NOMINEE FOR DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. LECLERC AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 2

          AMENDMENT OF THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Company's Restated Articles of Organization (the "Articles of Organization") authorize the issuance of 20,000,000 shares of Common Stock, $.01 par value. On June 11, 1998, the Board of Directors of the Company unanimously approved an amendment to the Articles of Organization to increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000 and to submit the proposed amendment to the stockholders at the Meeting.

PURPOSE AND EFFECT OF THE AMENDMENT

    The general purpose and effect of the proposed amendment to the Company's Articles of Organization will be to authorize 10,000,000 additional shares of Common Stock to create a sufficient reserve of shares of Common Stock for future needs of the Company. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options, payment of stock dividends, stock splits or other recapitalizations.

    The Company currently has 20,000,000 authorized shares of Common Stock. As of July 20, 1998, the Company had 13,333,409 shares issued and outstanding and 6,666,591 shares authorized but unissued.

    Except in connection with shares reserved for warrants and options, the Company currently has no plans, arrangements or understandings for the issuance of additional shares of Common Stock. However, opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue additional shares of

Common Stock in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations. The proposed amendment would give the Board of Directors the flexibility to act promptly when it determines that issuance of additional shares of Common Stock is in the best interest of the Company.

    The increase in the number of authorized shares of Common Stock may have a dilutive effect on existing stockholders and also could have an anti-takeover effect. If the Company's Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

VOTE

    The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will be required to approve the amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock from 20,000,000 to 30,000,000.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 T0 30,000,000, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 3

                       ADOPTION OF THE MEDIA LOGIC, INC.
            1998 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK
              FOR OPTIONS WHICH MAY BE GRANTED UNDER THE 1998 PLAN

GENERAL

    The Company's 1998 Employee, Director and Consultant Stock Option Plan (the "1998 Plan") was adopted by the Company's Board of Directors on June 11, 1998 with 2,000,000 shares of Common Stock reserved for issuance under the 1998 Plan. The 1998 Plan provides for the grant of incentive stock options to employees and the grant of non-qualified stock options to employees and consultants of the Company on such terms and conditions as may be determined by the Compensation Committee of the Board of Directors, including the determination of which employees and consultants are to receive grants of options, exercise price, number of shares and exercisability under the 1998 Plan. Under the 1998 Plan, incentive options are granted with exercise prices of no less than the fair market value of the Common Stock on the date of grant while nonqualified options may be granted with exercise prices of no less than 85% of the fair market value of the Common Stock on the date of grant. The 1998 Plan also provides for the automatic grant of non-qualified options to non-employee directors of the Company. See "Director Compensation." The 1998 Plan is being submitted for stockholder approval at the Meeting to ensure qualification of the 1998 Plan under (i) Section 162(m) of the Internal Revenue code of 1986, as amended (the "Code"), relating to deductibility by the Company of compensation to certain executives in excess of $1 million per year, (ii) Section 422 of the Code, relating to the ability of options granted under the 1998 Plan to be incentive stock options, and (iii) American Stock Exchange ("AMEX") rules. The Board believes that the adoption of the 1998 Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees, directors and consultants of the Company are eligible to participate in the 1998 Plan.

MATERIAL FEATURES OF THE 1998 PLAN

    The purpose of the 1998 Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The 1998 Plan is administered by the Compensation Committee. Subject to the provisions of the 1998 Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the 1998 Plan. All employees, directors and consultants of the Company and its affiliates (approximately 35 people) are eligible to participate in the 1998 Plan.

    Options granted under the 1998 Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the 1998 Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The 1998 Plan provides for (i) an initial grant upon the election of a Non-Employee Director to the Board of Directors, and subsequent grants upon reelection, of a Non-Qualified Option to purchase the number of shares of Common Stock determined by dividing $25,000 by the fair market price of the Common Stock on the date of grant, or (ii) a Non-Qualified Option to purchase a pro rata number of shares if such director is elected or reelected to serve less than a three year term. Any Non-Employee Director who is appointed by the Board of Directors shall receive on the date of appointment a Non-Qualified Option to purchase a pro rata number of shares based upon the number of years (including fractions thereof), if any, from the date of appointment until such Non-Employee Director stands for re-election to the Board of Directors. Options granted under the Plans vest immediately on the date of grant.

    The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option granted under the 1998 Plan may not exceed $100,000. Incentive stock options granted under the 1998 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 1998 Plan may not be granted at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant. Incentive stock options granted under the 1998 Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the 1998 Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

    An incentive stock option granted under the 1998 Plan may, at the Compensation Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the 1998 Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

    If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the 1998 Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the 1998 Plan (the "Successor Board"), shall, as to outstanding options under the 1998 Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the 1998 Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

    The 1998 Plan may be amended by the stockholders of the Company. The 1998 Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such stockholder approval.

    Under the 1998 Plan, 1,000,000 shares will be issuable upon the exercise of options granted to Gregory Scorziello, the President and Chief Executive Officer of the Company. These options, which will be exercisable for a period of ten years, vest as to 300,000 shares at an exercise price of $1.00 per share, the market price of the Common Stock on the date of grant, in nine equal monthly installments starting from May 1, 1998, and as to the remaining 700,000 shares, on March 31, 2005, or earlier as to the following increments of shares if and when the Company's publicly-traded stock price reaches or exceeds the following levels, on the basis of the average of the closing prices for any period of 20 consecutive trading days: (i) 300,000 shares when the market price equals or exceeds $2.50 per share; (ii) 300,000 shares when the market price equals or exceeds $5.00 per share; and (iii) 100,000 shares when the market price equals or exceeds $7.50 per share. In the event the Company is sold in its entirety, all of the remaining non-vested options will vest upon the closing of such sale. Pursuant to AMEX Rules, shares reserved for issuance pursuant to the options granted to Mr. Scorziello can be listed on the AMEX only if the plan under which the options were granted is ratified by the stockholders of the Company. If the 1998 Plan is not ratified, the grant of the options to Mr. Scorziello under the
1998 Plan will become null and void and of no effect. On July   , 1998, the
closing market price per share of the Company's Common Stock was $         , as
reported on the AMEX.

FEDERAL INCOME TAX CONSIDERATIONS

    The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the 1998 Plan:

    INCENTIVE STOCK OPTIONS. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

    NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

    The affirmative vote of a majority of the total number of shares voted affirmatively or negatively at the Meeting is required to approve the adoption of the 1998 Plan and the reservation of 2,000,000 shares of Common Stock for options which may be granted under the 1998 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE 1998 PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR OPTIONS WHICH MAY BE GRANTED UNDER THE 1998 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE 1998 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 4

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

    Arthur Andersen LLP, independent certified public accountants, have been auditors of the Company since 1991. The Board of Directors has recommended that the stockholders ratify the reappointment of Arthur Andersen LLP as the Company's auditors for the current fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

    The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. In the event the appointment of Arthur Andersen LLP should not be approved by the stockholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

                             STOCKHOLDER PROPOSALS

    The Board will make provision for presentation of proposals by stockholders at the 1999 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than April 8, 1999, to be considered for inclusion to the Company's proxy materials relating to that meeting.

                                    GENERAL

    The management of the Company knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, may be obtained by any stockholder without charge at their request by writing to:

           Investor Relations

           Media Logic, Inc.

           310 South Street

           Plainville, Massachusetts 02762

                                          [SIG]

                                          Gregory Scorziello
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   APPENDIX A




                                MEDIA LOGIC, INC.

            1998 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



1.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this MEDIA LOGIC, INC. 1998 Employee, Director and Consultant Stock Option Plan, have the following meanings:

                  Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

                  Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  Board of Directors means the Board of Directors of the Company.

                  Code means the United States Internal Revenue Code of 1986, as amended.

                  Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

                  Common Stock means shares of the Company's common stock, $.01 par value per share.

                  Company means MEDIA LOGIC, INC., a Massachusetts corporation.

                  Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  Fair Market Value of a Share of Common Stock means:

                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite

                  Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

                  ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

                  Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

                  Non-Qualified Option means an option which is not intended to qualify as an ISO.

                  Option means an ISO or Non-Qualified Option granted under the Plan.

                  Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

                  Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

                  Plan means this MEDIA LOGIC, INC. 1998 Employee, Director and Consultant Stock Option Plan.

                  Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

                  Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.


2.       PURPOSES OF THE PLAN.

         The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.


3.       SHARES SUBJECT TO THE PLAN.

         The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

         If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


4.       ADMINISTRATION OF THE PLAN.

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.
Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

         c. Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 2,000,000 Shares be granted to any Participant in any fiscal year ; and

         d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.


5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

         A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
                  Option:

                  a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than 85% of the fair market value of the Common Stock on the date of grant.

                  b. Each Option Agreement shall state the number of Shares to which it pertains;

                  c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                  d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

                           i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                           ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

                  e.       Directors' Options:

                                    Each director of the Company who is not an
                           employee of the Company or any Affiliate, who is elected to the Board of Directors by the stockholders of the Company, upon such election, shall be granted a Non-Qualified Option to purchase the number of Shares determined by dividing $25,000 by the fair market value of a share of Common Stock as of the date of grant, or an option to purchase a pro rata number of Shares if such director is elected or reelected to serve less than a three-year term. Each director of the Company who is not an employee of the Company or any Affiliate, who is reelected to the Board of Directors by the stockholders of the Company, upon such reelection, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her initial election and that such director is a director of the Company and not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase the number of Shares determined by dividing $25,000 by the fair market value of a share of Common Stock as of the date of grant, or an option to purchase a pro rata number of Shares if such director is elected or reelected to serve less than a three-year term. Any non-employee director who is appointed by the Board of Directors shall receive on the date of the next Annual Stockholders Meeting (or special meeting in lieu thereof) of the Company a Non-Qualified Option to purchase a pro rata number of

                           Shares based upon the number of years, if any, until such non-employee director will stand for reelection to the Board of Directors.

                                    Each such Option shall (i) have an exercise
                           price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall be fully exercisable on the date of grant. Any director entitled to receive an Option grant under this subparagraph may elect to decline the Option.

         Except as otherwise provided in the pertinent Option Agreement, if a director who received Options pursuant to this subparagraph (e):

                           i. ceases to be a member of the Board of Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

                           ii. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the director's personal representative, or director's Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

         B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

                  a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

                  b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

                           i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                           ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

                  c.       Term of Option:  For Participants who own

                           i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                           ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five
                                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                  d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.


7.       EXERCISE OF OPTIONS AND ISSUE OF SHARES.

         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.       RIGHTS AS A SHAREHOLDER.

         No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


9.       ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

         By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


10. EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

         Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

         a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

         b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

         c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one
                  (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

         d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

         e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

          f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.


11. EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

         a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


12.      EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

         a. To the extent exercisable but not exercised on the date of Disability; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

         A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.      EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

         Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

         a. To the extent exercisable but not exercised on the date of death; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

         If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.


14.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.


15.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.


16.      ADJUSTMENTS.

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

         A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. If a formula grant and/or 162(m) per person cap is included in the
Plan: The number of Shares subject to options to be granted to directors pursuant to Paragraph 6(A)(e) and the number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

         B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

         C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

         D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


17.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.      FRACTIONAL SHARES.

         No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.


19.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

         The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


20.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


21.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.      TERMINATION OF THE PLAN.

         The Plan will terminate on June 11, 2008, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.


23.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.


24.      EMPLOYMENT OR OTHER RELATIONSHIP.

         Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.


25.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.

                               MEDIA LOGIC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 10, 1998

    The undersigned hereby appoints Gregory Scorziello or John T. Loughran or either of them as Proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on September 10, 1998 at 10:00 a.m. at the Holiday Inn located at 31 Hampshire Street, Mansfield, Massachusetts, or any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

    The Board of Directors recommends a vote for Proposals 1, 2, 3 and 4.

1.         Election of one Class III director.

                                          FOR       WITHHOLD
                                                    AUTHORITY
                   Raymond W. Leclerc    [  ]         [  ]

2.         Proposal to approve an amendment to the Company's Restated Articles of Organization to
           increase the number of authorized shares of Common Stock from 20,000,000 shares to
           30,000,000 shares.

                                          FOR        AGAINST      ABSTAIN
                                         [  ]         [  ]         [  ]

3.         Proposal to approve the adoption of the Media Logic, Inc. 1998 Employee, Director and
           Consultant Stock Option Plan and the reservation of 2,000,000 shares of Common Stock for options which may be granted under the 1998 Plan.

                                          FOR        AGAINST      ABSTAIN
                                         [  ]         [  ]         [  ]

4.         Proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company.

                                          FOR        AGAINST      ABSTAIN
                                         [  ]         [  ]         [  ]

5.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including but not limited to the adjournment of the meeting for purposes of soliciting additional proxies to achieve a quorum or to obtain an affirmative vote on a proposal.

                                          FOR        AGAINST      ABSTAIN
                                         [  ]         [  ]         [  ]

    The shares represented by this proxy will be voted on Proposals (1), (2),
(3), (4) and (5) in accordance with the specifications made and "FOR" such proposals if there is no specification.

                             Date ___________, 1998

         Signature of Shareholder ____________________________________

         Signature of Shareholder ____________________________________

    Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representation capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the name of two or more persons, all should sign.